Jennison Natural Resources Fund, Inc.


Supplement dated August 2, 2004
Statement of Additional Information dated July 28, 2004



	The following underlined disclosure supplements information contained in the Statement of Additional Information on page B24 under "Investment Advisory and Other Services - Manager and Investment Adviser."

 	For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate equal to .75 of 1% of the average daily net assets up to $1 billion and .70 of 1% of the average net assets of the Fund in excess of $1 billion.



MF135C1